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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  March 19, 2003
                                                   ---------------


                          WORTHINGTON INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)

          Ohio                        1-8399                     31-1189815
------------------------        ---------------------        -------------------
(State of Incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

  1205 Dearborn Drive, Columbus, Ohio                                 43085
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code           (614) 438-3210
                                                            ----------------


                                 Not Applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 9.  REGULATION FD DISCLOSURE.

         On March 19, 2003, Worthington Industries, Inc. issued a press release announcing results for its fiscal third quarter ended February 28, 2003. Our press release (the "Release") is attached hereto as Exhibit 99 and is incorporated herein by reference.

         The Release contains both GAAP financial information and information showing the impact of excluding restructuring adjustments and non-recurring losses. We believe it is meaningful for investors to be able to readily compare year-over-year results of operation excluding the impact of these charges.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  WORTHINGTON INDUSTRIES, INC.

Date:  March 19, 2003             By:   /s/ John T. Baldwin
       --------------                 ----------------------------------
                                      John T. Baldwin
                                      Vice President & Chief Financial Officer
                                      (On behalf of the Registrant and
                                      as Principal Financial Officer)





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